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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                               SEPTEMBER 21, 2005
                               ------------------
                Date of Report (Date of earliest event reported)



                       VASO ACTIVE PHARMACEUTICALS, INC.
                       ---------------------------------
             (Exact name of registrant as specified in its charter)


          DELAWARE                                               02-0670926
          --------                                               ----------
(State or other jurisdiction                                    (IRS Employer
      of incorporation)                                      Identification No.)

                                    001-31925
                                    ---------
                              (Commission File No.)

                 99 ROSEWOOD DRIVE, SUITE 260, DANVERS, MA 01923
                 -----------------------------------------------
           (Address of principal executive offices including zip code)

                                 (978) 750-1991
                                 --------------
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

         ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         On September 21 and 22, 2005, respectively, Vaso Active Pharmaceuticals, Inc. ("Vaso Active") and certain of its officers and directors, entered into Agreements to settle the previously reported consolidated securities class action styled In Re: Vaso Active Pharmaceuticals Securities Litigation, Civ. No. 04-10708-RCL (D. Mass.) ("Class Action Agreement"), and derivative lawsuits based on the class action allegations styled In Re: Vaso Active Pharmaceuticals, Inc. Derivative Litigation, Master Docket No. 04-10792-RCL (D. Mass.) ("Derivative Action Agreement"), and filed appropriate papers with the Court seeking dismissal of the actions. The parties to the Agreements are now seeking the Court's preliminary approval of the settlements, following which joint notices of the settlements and claim forms will be sent to appropriate shareholders. Following fairness hearings on the settlements, which have not yet been scheduled, the Court still must decide whether to give final approval of the settlements.

         CLASS ACTION AGREEMENT

         Under the terms of the Class Action Agreement, Vaso Active, disclaiming any liability, within 10 business days of preliminary approval of the settlement by the Court, will pay into escrow for the benefit of the putative class $1,100,000 in cash and $750,000 face amount of 2-year 5% subordinated callable notes convertible at $1.75 per share (with full dilution protection). Vaso Active's insurance carrier has agreed to pay the $1,100,000 cash payment in exchange for a release of its liability under its insurance policy with the company. In consideration of Vaso Active's payment, the parties will fully and finally release and discharge all claims against each other.

         DERIVATIVE ACTION AGREEMENT

         Under the terms of the Derivative Action Agreement, Vaso Active and its named officers and directors agree, while disclaiming any liability, to institute or maintain previously instituted corporate governance changes including, among others:

         o Having at least one-half of the Board of Directors and two-thirds of all Committees of Vaso Active comprised of "independent directors" under American Stock Exchange standards of independence;
         o        Continuing to maintain a corporate governance committee;
         o Changes to the composition and policies and procedures of existing committees of the Board;
         o Review and approval of related party transactions by the appropriate committees.

Vaso Active has agreed to pay to plaintiffs' counsel in the derivative suits a total of $25,000 in cash and $110,000 face amount of 2-year 5% subordinated callable notes convertible at $1.75 per share within 30 business days of final approval by the Court of the Derivative Action Agreement. In consideration of the corporate governance changes and this payment, the parties will fully and finally release and discharge all claims against each other.


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SECTION 8 - OTHER EVENTS

         ITEM 8.01 OTHER EVENTS

         On September 27, 2005, Vaso Active issued a press release announcing that it entered into Agreements as described in Item 1.01 above. A copy of this press release is attached as Exhibit 99.1 hereto.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

         ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibit 99.1 Press release dated September 27, 2005.



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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                        VASO ACTIVE PHARMACEUTICALS, INC.


DATE: SEPTEMBER 27, 2005                  BY: /S/ JOSEPH FRATTAROLI
                                              ----------------------------------
                                              NAME: JOSEPH FRATTAROLI
                                              TITLE: PRESIDENT AND CHIEF
                                                     FINANCIAL OFFICER